UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 15, 2004

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.

Form 8-K

Item 5. Other Events.

A. LightPath announces new Vice President of Manufacturing

On March 15, 2004, the Company issued a press release announcing the appointment of Mr. Robert Reichert to the newly created position of Vice President of Manufacturing.

A copy of the press release is attached hereto as Exhibt 99.1.

B. LightPath applies to transfer listing of its common stock to trade on the Nasdaq SmallCap Market

On March 15, 2004, the Company issued a press release announcing that it had applied to the Nasdaq Stock Market to transfer its listing of its common stock to trade on the Nasdaq SmallCap Market from its current placement on Nasdaq’s National Market System.

A copy of the press release is attached hereto as Exhibt 99.2.

Item 7. Exhibits.

Exhibit	Description
99.1	Press release dated March 15, 2004, announcing LightPath’s appointment of Mr. Robert Reichert to the newly created position of Vice President of Manufacturing (Filed herewith.)

99.2	Press release dated March 15, 2004, announcing LightPath’s application to transfer listing of its common stock to trade on the Nasdaq SmallCap Market (Filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: March 16, 2004	By:	/s/ Monty K. Allen
Monty K. Allen, CFO